                                                                    Exhibit 10.8
                                                                    ------------

                             Agreement Concerning
                              Supply of Utilities,
                         Use of Welfare Facilities and
                      Management Services for Real Estate



Hyundai Electronics Industries Co., Ltd. ("HEI") and ChipPAC Korea, ("CPK") hereby execute the Agreement concerning the supply of Utilities, use of welfare facilities, and management services for real estate (hereinafter referred to as "the Agreement") with the following conditions, pursuant to Article 9 of the Business Transfer Agreement (hereinafter referred to as "the Business Transfer Agreement") executed as of June 30, 1998 between the parties.

Article 1. Purpose

1. The purpose of the Agreement is to support CPK's success in the semiconductor assembly business transferred from HEI under the Business Transfer Agreement, by prescribing the rights and obligations between HEI and CPK with respect to the supply of utilities, such as electric power, water, heating and air conditioning, etc. ("Utilities") necessary for the use of the real estate which CPK leased from HEI under the Lease Agreement
     ("Lease Agreement") executed on   , 1998, the use of the welfare
     facilities, such as cafeteria, etc. ("Welfare Facilities") and the provision of management services accompanied with the use of the leased real estate, such as the treatment of wastes, prevention of disasters, and perimeter security, etc. ("the Management Services").

2. The details of the Utilities, Welfare Facilities, Management Services which HEI supplies or provides CPK under the terms and conditions of the Agreement shall be as set forth in Attachment 1 through Attachment 3.


Article 2. Standard for Calculating the Usage Fee

1. The usage fee ("the Usage Fee") which CPK shall pay HEI in consideration of the provision of Utilities, Welfare Facilities and Management Services from HEI under Article 1 above shall be decided in accordance with the calculation standard, such as the unit price, etc. (hereinafter referred to as "the Standard for Calculating the Usage Fee") as set forth in Attachment 1 through Attachment 3.

2. The Standard for Calculating the Usage Fee in Paragraph 1 above shall be effective for one (1) year on a yearly basis and both parties shall consult and adjust the Standard for Calculating the Usage Fee to be applied for the following one (1) year, two (2) months prior to the expiration of the effective period. In the event of a failure to adjust the Standard for Calculating the Usage Fee between the parties, it shall be settled in accordance with the methods as set forth in proviso of Article 13, Paragraph 1. However, by the time the award of arbitration is made, the Usage Fee shall be paid in accordance with the Standard for Calculating the Usage Fee which applied for the immediate preceding one (1) year. Upon the award of the arbitration, it shall be settled according to the results thereof.


Article 3.  Determination and Payment of the Monthly Usage Fee

1. Unless otherwise agreed by both parties, CPK shall submit the details of the Utilities, Welfare Facilities and Management Services used for the immediate preceding month by the 5th day (if it falls on a holiday, the following day) of each month. HEI shall calculate CPK's Usage Fee for the immediate preceding month in accordance with the Standard for Calculating the Usage Fee based on the details above and then invoice CPK in writing by the 8th day of the current month (if it is a holiday, the following day). If CPK fails to submit the details of the use above by the 7th day of each month, HEI may invoice after calculating the Usage Fee of CPK for the immediate preceding month based on HEI's own data. However, if HEI raises any objection over the contents of the details submitted by CPK or if CPK raises any objection in the future with respect to the invoice for the Usage fee calculated by HEI without the submission of the above details from CPK, it shall be resolved through mutual consultation between the parties. In the event of any change of the usage fee thereafter, it shall be settled upon the payment of the Usage Fee for the month in which such objection was raised.

2. CPK shall make fall payment of the Usage Fee to HEI in cash, within 15 days from the date of invoice from HEI under the foregoing Paragraph.

3. If CPK delays the whole or a part of the payment of the Usage Fee, CPK shall pay HEI the default interest at the average default interest rate of a general loan of general commercial banks for the delayed Usage Fee plus the principal of the Usage Fee.


Article 4.  Maintenance and Repair

HEI shall maintain and repair the relevant facilities and procure the necessary personnel and expenses under its own responsibilities and at its own cost, for the purpose of CPK's smooth use of the Utilities, Welfare Facilities and Management Services, unless otherwise specified in the Lease Agreement or the Standard for Calculating the Usage Fee.


Article 5.  CPK's Obligations

With respect to the use of the Utilities, Welfare Facilities and Management Services, CPK shall perform its obligations as a prudent custodian and comply with the relevant laws and regulations, rules established by HEI in connection with such Utilities, Welfare Facilities or Management Services and other instructions of HEI.

Article 6.  Transfer or Increase of Communication Related Facilities

1. In cases where HEI transfers or increases communication related facilities upon the request of CPK, the expense needed therefor shall be borne by CPK in accordance with (Attachment 3).

2. The transferred or increased communication related facilities in accordance with the foregoing Paragraph shall be deemed to be changed by CPK under
     Article 6 of the Lease Agreement.


Article 7. Suspension of the Performance of Obligations

1. In the case that CPK delays payment of the monthly Usage Fee under Article 3 two or more times, and a written notice from HEI granting a period of 15 days or more to make payment has been sent, if CPK fails to make full payment within such period, HEI may suspend the whole or a part of the supply of all services under the Agreement.

2. After HEI suspends the whole or a part of the supply of the services under the Agreement, CPK shall not use the suspended Utilities, Welfare Facilities and Management Services till the full payment of any and all delayed Usage Fees.

     The suspension of the supply of the services made by HEI in accordance with Paragraph 1 above shall not constitute the non-performance of HEI's obligations under the Lease Agreement and HEI shall not take responsibility for any damages incurred on CPK due to the suspension of the supply of the relevant services.


Article 8. Government Approval, etc.

In connection with the performance of the Agreement, if any approval, permit or report to the government and other relevant authority is necessary, the relevant party shall take the necessary measures under its own responsibility and at its own expense.


Article 9. Duration and Termination of the Agreement, etc.

1. The Agreement shall be effective from the effective date of the Lease Agreement to the expiration date of the Lease Agreement.

2. In cases where the other party commits a breach of any of its obligations under this Agreement, in connection with the provision or use of Welfare Facilities or Management Services, that is not remedied within sixty (60) days from the giving of a written notice requiring said breach to be remedied, the Agreement, to the extent of the relevant part, shall be terminable forthwith by either party hereto. In cases where CPK breaches its obligation to pay the Usage Fee as set forth in Article 7, Paragraph 1, HEI may exercise both the rights of suspension of the supply of services under Article 7, Paragraph 1 and the termination of the Agreement under this Paragraph.

3. Notwithstanding Paragraph 2 above, unless otherwise agreed by both parties, the termination of the Utilities parts in the Agreement shall not be permitted, prior to the expiration of the Lease Agreement.

4.   In cases where the period for the payment of the Usage Fee is less than one
     (1) month to be settled at the time of the termination of the Agreement and the Standard for Calculating Usage Fee is determined on a monthly basis, the Usage Fee shall be calculated and paid on the number of days used.

5. With respect to the procedures for settlement prescribed in Paragraph 4 above, Article 3 shall apply mutatis mutandis.


Article 10. Compensation for Damage

In cases where a party causes damage to the other party by breaching its obligations under the Agreement, by its intention or negligence, the breaching party shall compensate the direct damages incurred on the other party. However, with respect to the damages incurred on CPK in connection with the power supply of HEI to CPK, HEI shall be exempted from any and all liabilities unless it was caused by HEI's intention or gross negligence.


Article 11. Confidentiality

Each party shall not divulge to a third party any and all technical information, trade secret and other business confidential matters of the other party obtained in connection with the Agreement and the performance thereof for the duration of the Agreement and three (3) years thereafter, without the prior written consent of the other party.


Article 12. Force Majeure

In cases where a party is unable to perform its obligations under the Agreement due to the amendment or abolishment of the relevant laws and regulations, acts of God, fire, war, actions of the government, strike or other force majeure events after the execution of the Agreement, it shall immediately report thereof to the other party. While such force majeure event exists, a party shall not take any responsibility for any non-performance of the Agreement against the other party.

Article 13. Miscellaneous

1. The execution, performance and interpretation of the Agreement shall be governed by the laws of the Republic of Korea. Any dispute arising from or in relation to the Agreement shall be settled in the competent court of Seoul District Court. However, in the case of a failure to adjust the Standard for Calculating Usage Fee under Article 2, Paragraph 2 or in cases where the parties fail to reach an agreement to determine the Usage Fee under Article 3, Paragraph 1, it shall be resolved by the commercial arbitration of the Korean Chamber of Commerce.

2. Any matters not specified in the Agreement shall be decided through mutual agreement in accordance with the relevant laws and regulations and general business practices.

3. Each party shall not transfer the whole or a part of its rights and obligations under this Agreement nor cause a third party to act for its rights and obligations, without the prior written consent of the other party.

4. The terms and conditions of the Agreement may be revised by the written agreement with affixed seals and names (or signatures) of both parties.


In Witness Whereof, the parties shall prepare the Agreement in duplicate, set their names and seals thereof and keep each copy hereof respectively.


                         June 30, 1998


HEI: Hyundai Electronics Industries Co., Ltd.
     Address:   San 136-1, Ami-ri, Bubal-eub, Ichon-ku, Kyongki-do, 467-860,
     Korea
     Representative Director: Young Hwan Kim (seal)


CPK: ChipPAC Korea
     San 136-1, Ami-ri, Bubal-eub, Ichon-ku, Kyongki-do, 467-860, Korea Representative Director: ________________ (seal)


Officer's Certification
-----------------------

I, Tony Lin, hereby represent that this English translation is a fair and accurate translation.

By:  /s/ Tony Lin
    ------------------
Title: Chief Financial Officer
       ChipPAC, Inc.

     Utility Supply, Use of Welfare Facilities and Management Services for Real Estate 1) Utility Supply

------------------------------------------------------------------------------
     (1) Scope: Electricity, Water Supply, Sewage & Waste Water, Steam etc
     (2) Usage Fee

                                                                                                                      (Unit: Won)
---------------------------------------------------------------------------------------------------------------------------------
           Item         Unit        Contract Price                                    Calculation of Usage Fee
                                                        ------------------
                                                        Unit Price
---------------------------------------------------------------------------------------------------------------------------------
Electricity              KWH        monthly usage x            54         .U/price = KEPCO supply cost in of the month x 1.13
                                    unit price                            (overhead, interest on facility value, etc)
                                                                          /54 = /47.68 (KEPCO supply cost in Apr 98) x 1.13
---------------------------------------------------------------------------------------------------------------------------------
Water      Water          m*        monthly usage x           183         1. Based on average actual cost
           -house use     m*        unit price                            2. Unit Price = water cost + purification cost
           -industrial                                                    . purification cost = labor + depreciation + expenses
            use                                                             + direct cost
           ------------------------                     ------------------------------------------------------------------------
           Sewage         m*                                  773         1. Based on average actual cost
           ------------------------                     ------------------
           Waste Water    m*                                  741         2. Unit Price = labor + depreciation + expenses
                                                                             + direct cost
--------------------------------------------------------------------------------------------------------------------------------
Steam                    TON        monthly usage x         24445         . Unit Price = gas price per liter x 80 + 7,551Won
                                    unit price
--------------------------------------------------------------------------------------------------------------------------------

(3)  Maintenance:
     1) HEI to be responsible for maintenance/repair of utilities outside A&T building

     2) CPK to be responsible for maintenance/repair of utilities inside A&T building

     3) HEI shall not be responsible for damages or losses caused to CPK unless intentional or by negligence.
--------------------------------------------------------------------------------

2)   Use of Welfare Facilities
-------------------------------------------------------------------------------

     (1) Scope: Canteen, Guest house, Company Newspaper, educational facility, others

     (2)  Usage Fee

                                                                                                                        (Unit: Won)
-----------------------------------------------------------------------------------------------------------------------------------
        Item                                          Contract Price                                Details of Contract Price
                                                                     ------------------------
                                                                          Unit Price
-----------------------------------------------------------------------------------------------------------------------------------
1) Welfare         Canteen                       number of meal                2,000/cupon    same price as for visitors
   facilities                                    coupon x u/price
                   ----------------------------------------------------------------------------------------------------------------
                   Vision21, Ami Art Hall,       Fixed Cost                  5,000,000/mon    1. Allocation of HEI's total cost as
                   Gym., swimming pool,                                                          per number of total CPK employees
                   shuttle bus                                                                2. HEI total cost: labor,
                                                                                                 depreciation, expenses
                   ----------------------------------------------------------------------------------------------------------------
                   Legal service                 Fixed Cost                    100,000/mon    Allocation of HEI's total cost as per
                                                                                              number of total CPK employees
                   ----------------------------------------------------------------------------------------------------------------
                   Civil affair service          actual cost per service                      CPK employees personally pay for the
                                                                                              service.
                   ----------------------------------------------------------------------------------------------------------------
                   Wedding Hall                                            100,000/wedding    same rate as for Hyundai subsidiaries
                                                                                              (personally pay 40,000KRW, CPK
                                                                                              supports 60,000KRW)
                   ----------------------------------------------------------------------------------------------------------------
                   Guest house                   as charged per use                           same rate as for Hyundai Elevator
-----------------------------------------------------------------------------------------------------------------------------------
2) Parking         Car Parking                   Fixed Cost                  4,500,000/mon    Allocation of HEI's total cost as per
                                                                                              number of CPK office workers
-----------------------------------------------------------------------------------------------------------------------------------
3) commuter        Bus for Ichon and             Fixed Cost                 18,400,000/mon    Allocation of HEI's total cost as per
   bus             other cities                                                               number of CPK office workers
-----------------------------------------------------------------------------------------------------------------------------------
4) Company         HEI Newspapers                Fixed Cost                  1,000,000/mon    @ 180/copy x 5,400 copies
   publications
-----------------------------------------------------------------------------------------------------------------------------------
5) Education       Educational cost              as charged per class                         direct cost per class x 1.4 ('96, '97
                                                                                              actual overhead, indirect, expenses,
                                                                                              etc)
-----------------------------------------------------------------------------------------------------------------------------------

(3)  Others
     1)   HEI employees Rental APT
               : CPK employees can reside for the remaining term of contract which was personally executed with HEI.
     2)   HEI employees Clinic
               : CPK employees can use HEI clinic. Price is as per the guideline set by Gov't.
     3)   Commuter Bus (not included in this Agreement)
               : CPK and HEI agrees how to allocate the cost. CPK will
                 directly pay its portion to bus companies.
-------------------------------------------------------------------------------

3)   Management Services for Real Estate
--------------------------------------------------------------------------------
     (1) Scope: waste disposal, dangerous article warehouse, fire brigade, guard, telecommunication facilities, road
     (2)  Usage Fee
          1) Number of CPK employee in Ichon premise as of month end x 11,500 Won -- Number of A&T employees in May 98 x 11,500 Won = 24,679 thousand Won
          2)   Reference: Calculation Details per Item (per month)

                                                                                                                       (Unit : Won)
-----------------------------------------------------------------------------------------------------------------------------------
            Item                                              Allocated by     Estimates                     Remark
-----------------------------------------------------------------------------------------------------------------------------------
1. Waste disposal            Total                                               4,204,000
                             ------------------------------------------------------------------------------------------------------
                             general waste                 quantity of           2,163,000     Fixed cost based on wastes happened
                             designated waste              wastes                              in the past
                             extinguishable waste
                             ------------------------------------------------------------------------------------------------------
                             street dust                   nbr of employees        900,000     Allocation of HEI's total cost as per
                                                                                               number of total CPK employees
                             ------------------------------------------------------------------------------------------------------
                             use of road                   quantity of water,      388,000     Allocation of HEI's total cost as per
                                                           waste water                         usage of water, waste water
                             ------------------------------------------------------------------------------------------------------
                             legal management              quantity of wastes      753,000     labor + expenses
-----------------------------------------------------------------------------------------------------------------------------------
2. Dangerous article         chemicals, etc.               quantity                141,000     depreciation cost of warehouse X CPK
   warehouse                                                                                   area rate
-----------------------------------------------------------------------------------------------------------------------------------
3. Fire Brigade                                            rent area               684,000     (labor + expenses) x ratio of CPK
                                                                                               employees
-----------------------------------------------------------------------------------------------------------------------------------
4. Guard and Reception                                     nbr of employees     14,563,000     (direct cost + depreciation of
                                                                                               security system) x ratio of number
                                                                                               of CPK employees

-----------------------------------------------------------------------------------------------------------------------------------
5. Telecommunication          Total                                              4,883,000
   facilities                 -----------------------------------------------------------------------------------------------------
                              tie line                     nbr of lines
                                Ichon - Seoul                                      149,000     HEI's total cost X ratio of nbr of
                                Ichon - overseas (excluding Sanghai)             1,998,000     CPK line
                              -----------------------------------------------------------------------------------------------------
                              Maintenance                  nbr of lines          2,500,000     HEI's total cost X ratio of nbr of
                                                                                               CPK line
                              -----------------------------------------------------------------------------------------------------
                              switch board/operator        nbr of lines            236,000     HEI's total cost X ratio of nbr of
                                                                                               CPK line
-----------------------------------------------------------------------------------------------------------------------------------
     Grand Total                                                                24,475,000
-----------------------------------------------------------------------------------------------------------------------------------

* The following won't be included in the agreement.

     - telephone (other than mobile/tie line): CPK to have a direct contract with KT. HEI to allow CPK to use HEI's switching facilities.
     - Mobile: CPK to change the name of subscriber from HEI to CPK, directly pay to telephone company.
     - Ichon-HECS, Ichon-Chung Joo tie line: HEI to change the name of subscriber from HEI to CPK, directly pay to KT.

* Additional Cost: CPK to pay 8000KRW/line to HEI for expansion of tel facilities, line move, increase of nbr of line, etc.
--------------------------------------------------------------------------------

                            II. Amendment Agreement

1.   Additional items which are not included in the Original Agreement

     .    Contact parties: CPK (ChipPAC Korea)
                           HEI (Hyundai Electronics Industries)

     .    Scope of supply: HEI's supply of Cool water, CDA, Nitrogen to CPK

     .    Calculation method of the Usage Fee


     Item         Unit       Contract Price                 Unit Price
     -----------------------------------------------------------------
     Cool water    m/3/      Monthly usage x unit price         34 Won
     -----------------------------------------------------------------
     CDA           m/3/      Monthly usage x unit price          4 Won
     -----------------------------------------------------------------
     Nitrogen      m/3/      Monthly usage x unit price         42 Won
     -----------------------------------------------------------------

     *  The same unit price was applied as in the Utility Supply Agreement.

2.   Modification on the "Use of Welfare" part in the Original Agreement:
     HEI's Intramural hospital

     .    Contract parties: CPK (ChipPAC Korea)
                            HEI (Hyundai Electronics Industries)
     .    Related Article in the Original Agreement
          - HEI shall request a lump-sum payment to CPK for the medical treatment fee on CPK's employees
          - The medical treatment fee will be decided in accordance with the Standard Fee set by the Government.
     .    The above article shall be modified and replaced as below.
          - CPK's employees shall receive free medical treatment service from HEI's intramural hospital for the items on which HEI's employees receive free medical treatment service. As a compensation for this, CPK will pay 3.5 million Korean won to HEI every month. However, for the regular health check-up service, CPK shall pay monthly lump-sum charges separately at HEI's request.